Exhibit 10.16

              AMENDED AND RESTATED CREDIT AGREEMENT
                   DATED AS OF JULY 23, 1999,
              BETWEEN HEARTLAND FINANCIAL USA, INC.
                               AND
                   THE NORTHERN TRUST COMPANY

                        TABLE OF CONTENTS

1.   Amended and Restated Credit Agreement, dated July 23, 1999;

2.   Revolving Credit Note;

3.   Term Note;

4.   Borrower's Certificate of No Default and No Change to
     Original Documents;

5.   Borrower's Opinion of Counsel, (David J. Kapler);

6.   Borrower's Certificate (Borrowing Resolution and
     Incumbency);

7.   Guaranty of ULTEA, Inc.;

8.   Guaranty of Citizens Finance Co.;

9.   ULTEA, Inc. Certificate (Guarantor Resolution and
     Incumbency);

10.  ULTEA, Inc. - Guarantor Counsel's Opinion (David J. Kapler);

11.  Citizens Finance Co. Certificate (Guarantor Resolution and
     Incumbency);

12.  Citizens Finance Co. - Guarantor Counsel's Opinion (David J.
     Kapler).

              AMENDED AND RESTATED CREDIT AGREEMENT

                    Dated as of July 23, 1999


  This Amended and Restated Agreement is between HEARTLAND
FINANCIAL USA, INC., a corporation formed under the laws of the State of Delaware ("Borrower"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation ("Lender"), with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675.

  WHEREAS, Borrower is a party with Lender to that certain Credit
Agreement dated October 31, 1997, as amended (the "Existing
Agreement");

  WHEREAS, Borrower has requested and Lender has agreed, subject to the conditions set forth herein, to amend and restate the Existing Agreement in certain respects as further set forth herein;

  WHEREAS, this Agreement amends and restates the Existing
Agreement in its entirety, provided that nothing herein or in any other Loan Documents shall be deemed to constitute a novation or to have extinguished or discharged the indebtedness and obligations under the Existing Agreement and the documents executed and delivered therewith, all of which shall continue under and be governed by this Agreement and the other Loan
Documents.

  NOW, THEREFORE, in consideration of the promises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereby agree as follows:

                        SECTION 1. LOANS

  1.1 REVOLVING CREDIT LOANS. Subject to the terms and conditions of this Agreement, Lender agrees to make loans to Borrower, from time to time from the date of this Agreement through July 23, 1000, at such times and in such amounts, not to exceed FIFTEEN MILLION UNITED STATES DOLLARS ($15,000,000), provided, subject to the mandatory prepayment required under
Section 3.2 hereof, such amount shall be reduced to FIVE MILLION DOLLARS on December 31, 1999, (the "Revolving Loan Commitment") at any one time outstanding, as Borrower may request (the "Revolving Credit Loan(s)"). During such period Borrower may borrow, repay and reborrow hereunder. Each borrowing shall be in the amount of at least $500,000.00 or the remaining unused amount of the Revolving Commitment.

  1.2. REVOLVING CREDIT NOTE. The Revolving Credit Loans shall be evidenced by a promissory note (the "Revolving Credit Note"), substantially in the form of Exhibit A, with appropriate insertions, dated the date hereof, payable to the order of Lender and in the principal amount of the Revolving Credit Commitment. Lender may at any time and from time to time at Lender's sole option attach a schedule (grid) to the Revolving Credit Note and endorse thereon notations with respect to each Revolving Credit Loan specifying the date and principal amount thereof, the Interest Period (as defined below) (if applicable), the applicable interest rate and rate option, and the date and amount of each payment of principal and interest made by Borrower with respect to each such Revolving Credit Loan. Lender's endorsements as well as its records relating to Revolving Credit Loans shall be rebuttably presumptive evidence of the outstanding principal and interest on the Revolving Credit Loans, and, in the event of inconsistency, shall prevail over any records of Borrower and any written confirmations of Revolving Credit Loans given by Borrower. The principal of the Revolving Credit Note shall be payable on or before June 30, 2000 ("Initial Maturity Date"), provided, however, Borrower may give to Lender written notice sixty (60) days prior to July 23, 2000 and each annual anniversary thereafter of its intention to renew the Revolving Loan and extend the Initial Maturity Date for an additional One year period commencing on July 23, 2000 or such annual anniversary thereafter and ending on the next succeeding annual anniversary of the then current Initial Maturity Date, provided, further, Lender gives its consent to such renewal in writing thirty (30) days prior to each such anniversary data, as applicable (the Initial Maturity Date or extension thereof shall be referred to as the "Maturity Date"). "Closing Date" means the date upon which Borrower executes and delivers this Agreement and complies with the terms of Section 6 of this Agreement.

  1.3. TERM LOAN. Subject to the terms and conditions of this Agreement, Lender agrees to make a loan (the "Term Loan"; the Revolving Credit Loans and the Term Loan being together hereinafter collectively called the "Loan(s)") to Borrower on July 23, 1999, in an amount not to exceed TWENTY-FIVE MILLION U.S. DOLLARS ($25,000,000) (the "Term Loan Commitment").

  1.4. TERM NOTE. The Term Loan shall be evidenced by a promissory note substantially in the form of Exhibit B, (the "Term Note"; the Term Note and the Revolving Credit Note being together hereinafter collectively called the "Note(s)"), with appropriate insertions, dated the date of the Term Loan, payable to the order of Lender, and in the original principal amount of the Term Loan; Borrower shall execute and deliver the Term Note as a precondition to Lender's obligation to make the Term Loan. The Term Loan shall be payable in fifteen (15) equal consecutive quarterly principal installments of $1,000,000 each, each payable on the last day of September, December, March and June; beginning March 31, 2000 with a final principal payment in the amount of $10,000,000 payable on December 31, 2003 ("Term Loan Maturity Date").

                  SECTION 2. INTEREST AND FEES

  2.1. INTEREST RATE. Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder at the following rates per annum:

  a. before maturity of any Loan, whether by acceleration or otherwise, at the option of Borrower, subject to the terms hereof at a rate equal to:

               (i) The "Prime-Based Rate", which shall mean the Prime Rate (as hereinafter defined) plus the Applicable Margin;

               (ii) The "Bank Offered Rate" plus the Applicable Margin. The "Bank Offered Rate" shall be equal to that rate of interest offered by Lender and accepted by Borrower and fixed for the period from the date of Borrower's acceptance of such rate to the end of any Interest Period of any duration chosen by Borrower, provided such Interest Period designated by Borrower and agreed to by Bank shall end on or prior to the Maturity Date or Term Loan Maturity Date, as the case may be;

               (iii) "LIBOR", which shall mean that fixed rate of interest per year for deposits with Interest Periods of 1, 2, or 3 months (which Interest Period Borrower shall select subject to the terms stated herein) in United States dollars offered to Lender in or through the London interbank market at or about 11:00 A.M., London time, three days (during which banks are generally open in both Chicago and London) before the rate is to take effect in an amount corresponding to the amount of the requested Loan or portion thereof and for the London deposit Interest Period requested, DIVIDED BY one minus any applicable amount and Interest Period as determined by Lender in its sole discretion, PLUS the Applicable Margin provided any Interest Period designated by Borrower and agreed to by Lender shall end on or prior to the Maturity Date or Term Loan Maturity Date, as the case may be; or

               (iv) "Federal Funds Rate" plus the Applicable Margin. "Federal Funds Rate", shall mean the weighted average of the rates on overnight Federal funds transactions, with members of the Federal Reserve System only, arranged by Federal funds brokers. The Federal Funds Rate shall be determined by the Lender on the basis of reports by Federal funds brokers to, and published daily by, the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities. If such publication is unavailable or the Federal Funds Rate is not set forth therein, the Federal Funds Rate shall be determined on the basis of any other source reasonably selected by the Lender. The Federal Funds Rate applicable each day shall be the Federal Funds Rate reported as applicable to Federal funds transactions on that date. In the case of Saturday, Sunday or legal holiday, the Federal Funds Rate shall be the rate applicable to Federal funds transactions on the immediately preceding day for which the Federal Funds Rate is reported,

               (v) The Applicable Margin for any Loan shall be based on the Total Debt to Tangible Net Worth Ratio in accordance with the table below. The Total Debt to Tangible Net Worth Ratio shall be determined as of the Closing Date from the financial statements delivered by the Borrower pursuant to Sections 4.2(a) and (b), and, thereafter, determined from the financial statements delivered quarterly pursuant to Section
               5.2. The adjustment, if any, to the Applicable margin shall be effective on the fifth Business Day after the delivery of such financial statements.

                       INTEREST RATE TABLE

                                      Federal             Bank
                            Prime      Funds    LIBOR    Offered
Total Debt to Tangible      Rate       Rate     Rate      Rate
   Net Worth Ratio          Loans      Loans    Loans    Loans
----------------------      -----     ------    ------   ------


Less than or equal to 15%   -1.00%    +0.60%    +0.50%     0

Less than or equal to 30%   -1.00%    +0.75%    +0.65%     0
but above 15%

Less than or equal to 45%   -1.00%    +0.90%    +0.80%     0
but above 30%

  (b) After the maturity of any Loan, whether by acceleration or otherwise, such Loan shall bear interest until paid at a rate equal to two percent (2%) in addition to the rate in effect immediately prior to maturity (but not less than the Prime Based Rate in effect at maturity).

  2.2. RATE SELECTION. Borrower shall select and change its selection of the interest rate as among the Bank Offered Rate, LIBOR, the Federal Funds Rate and the Prime-Based Rate, as applicable, to apply to at least $500,000 and in integral multiples of $100,000 thereafter of any Loan or portion thereof, subject tot he requirements herein stated:

  (a)  At the time any Loan is made;

  (b) At the expiration of a particular Bank Offered Rate or LIBOR Interest Period selected for the outstanding principal balance of any Loan or portion of any Loan currently bearing interest at the Bank Offered Rate or LIBOR; and

  (c) At any time for the outstanding principal balance of any Loan or portion thereof currently bearing interest at the Prime-
Based Rate or the Federal Funds Rate.

  2.3.  RATE CHANGES AND NOTIFICATIONS.

  (a) BANK OFFERED RATE. If the Loans may bear interest at the Bank Offered Rate (pursuant to Section 2.1 hereinabove) and Borrower wishes to borrow funds at the Bank Offered Rate or to change the rate of interest on any Loan or portion thereof to the Bank Offered Rate, it shall, at or before 10:00 A.M., Chicago time on the date such borrowing or change is to take effect, which shall be a Banking Day (as hereinafter defined) of the Lender, give written or telephonic notice thereof, which shall be irrevocable. Such notice shall specify the Loan or portion thereof to which the Bank Offered Rate is to apply and the desired Interest Period (but not to exceed the maturity date of this Agreement). The Lender shall then in its sole discretion offer or decline to offer a Bank Offered Rate (and if it offers a Bank Offered Rate, the rate of such Bank Offered Rate shall be in the Lender's sole discretion), and the Borrower shall irrevocably accept or decline such particular Bank Offered Rate and the related Loan or portion thereof and confirm such acceptance in writing by letter or other written communication dated and sent the date of such borrowing or change. Without limiting the Borrower's obligations under any other document or instrument, the Lender may in offering such Bank Offered Rate and the related Loan or portion thereof rely without inquiry upon any person whom it reasonably believes to be a party authorized to accept or decline such Bank Offered Rate and the related Loan or portion thereof.

  (b) LIBOR. If the Loans may bear interest at the LIBOR Rate (pursuant to Section 2.1 hereinabove) and the Borrower wishes to borrow funds at LIBOR or Borrower wishes to change the rate of interest on any Loan or portion thereof, within the limits described above, from any other rate to LIBOR, it shall, not less than three Banking Days of the Lender prior to the Banking Day of the Lender on which such rate is to take effect, give Lender written or telephonic notice thereof, which shall be irrevocable. Such notice shall specify the Loan or portion thereof to which LIBOR is to apply, and, in addition, the desired LIBOR Interest Period of one, two or three months (but not to exceed the maturity date of this Agreement.)

  (c) FEDERAL FUNDS RATE. If the Loans may bear interest at the Federal Funds Rate (pursuant to Section 2.1 hereinabove) and Borrower wishes to borrow funds or to change the rate of interest on any Loan, it shall, at or before 10:00 A.M., Chicago time on the date such borrowing or change is to take effect, which shall be a Banking Day (as hereinafter defined) of the Lender, give written or telephonic notice thereof, which shall be irrevocable. Such notice shall specify the Loan or portion thereof to which the Federal Funds Rate shall apply.

  (d) FAILURE TO NOTIFY. If Borrower does not notify Lender at the expiration of a selected Interest Period with respect to any principal outstanding at the Bank Offered Rate or LIBOR, then in the absence of such notice Borrower shall be deemed to have elected to have such principal accrue interest after the respective Bank Offered Rate or LIBOR Interest Period at the Prime-Based Rates. If Borrower does not notify Lender as to its selection of the interest rate option with respect to any new Loan, then in the absence of such notice Borrower shall be deemed to have elected to have such initial advance accrue interest at the Prime-Based Rate.

  2.4. INTEREST PAYMENT DATES. Accrued interest shall be paid in respect of each portion of principal (i) to which the Prime-Based Rate applies quarterly on the last day of each March, June, September and December; (ii) to which the Federal Funds Rate applies monthly on the last day of each month of each year, beginning with the first of such dates to occur after the date of the first Loan or portion thereof, at maturity, and upon payment in full, and (iii) to which any other interest rate option applies, the end of each respective Interest Period, every three months, at maturity, and upon payment in full, whichever is earlier or more frequent. After maturity of any installment, interest shall be payable upon demand.

  2.5.  ADDITIONAL PROVISIONS WITH RESPECT TO BANK OFFERED RATE,
FEDERAL FUNDS RATE, AND LIBOR LOANS.

  The selection by borrower of the Bank Offered Rate, the Federal
Funds Rate or LIBOR and the maintenance of Loans or portions thereof at such rate shall be subject to the following additional terms and conditions:

  (a) AVAILABILITY OF DEPOSITS AT A DETERMINABLE RATE. If, after a Borrower has elected to borrow or maintain any Loan or portion thereof at the Federal Funds Rate or LIBOR, Lender notifies Borrower that:

       (i) United States dollar deposits in the amount and for the maturity requested are not available to Lender (in the case of LIBOR, in the London interbank market); or

       (ii) Reasonable means do not exist for Lender to determine the Federal Funds Rate or LIBOR for the amount and maturity requested, all as determined by the Lender in its sole discretion, then the principal subject to the Federal Funds Rate or LIBOR shall accrue or shall continue to accrue interest at the Prime-Based Rate.

  (b) PROHIBITION OF MAKING, MAINTAINING, OR REPAYMENT OF PRINCIPAL AT THE FEDERAL FUNDS RATE OR LIBOR. If any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law) shall either prohibit or extend the time at which any principal subject to the Federal Funds Rate or LIBOR may be purchased, maintained, or repaid, then on and as of the date the prohibition becomes effective, the principal subject to that prohibition shall continue at the Prime-Based Rate.

  (c) PAYMENTS OF PRINCIPAL AND INTEREST TO BE INCLUSIVE OF ANY TAXES OR COSTS. All payments of principal and interest shall include any taxes and costs incurred by Lender resulting from having principal outstanding hereunder at the LIBOR. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs are:


       (i) With respect only to LIBOR, Taxes (or the withholding of amounts for taxes) of any nature whatsoever including income, excise, and interest equalization taxes (other than income taxes imposed by the United States or any state thereof on the income of Lender), as well as all levies, imposts, duties, or fees whether now in existence or resulting from a change in, or promulgation of, any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise, by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or time of payment of, such taxes and other amounts resulting therefrom;

       (ii) With respect only to LIBOR, any reserve or special deposit requirements against or liabilities of, or deposits with or for the account of, Lender with respect to principal outstanding at LIBOR (including those imposed under Regulation D of the Federal Reserve Board) or resulting from a change in, or the promulgation of, such requirements by treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law);

       (iii) With respect only to LIBOR, any other costs resulting from compliance with treaties, statutes, regulations, interpretations, or any directives or guidelines, or otherwise by a central bank or fiscal authority (whether or not having the force of law);

       (iv) Any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or re-employment of deposits acquired by Lender:

             (A)  To make any Loan or portion thereof or
             maintain principal outstanding at LIBOR, or

             (B) As the result of a voluntary prepayment at a date other than the Maturity Date selected for principal outstanding at LIBOR; or

             (C) As the result of a mandatory repayment at a date other than that Maturity Date selected for principal outstanding at the LIBOR as a result of Borrower exceeding any applicable borrowing base or as the result of the occurrence of an Event of Default and the acceleration of any portion of the indebtedness hereunder; or

             (D) As the result of a prohibition on making, maintaining, or repaying principal outstanding at LIBOR.

  If Lender incurs any such taxes or costs, Borrower, upon demand in writing specifying such taxes and costs, shall promptly pay them; save for manifest error Lender's specification shall be presumptively deemed correct.

  2.6. BASIS OF COMPUTATION. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date a Loan is made and excluding the date a Loan or any portion thereof is paid is prepaid.

  2.7. COMMITMENT FEE, REDUCTION OF COMMITMENT. Borrower agrees to pay Lender a commitment fee (the "Commitment Fee") of one-eighth of one percent (0.125%) per annum on the average daily unused amount of the Revolving Loan Commitment. The Commitment Fee shall commence to accrue on the date of this Agreement and shall be paid on the last day of each March, June, September and December; in each year, beginning with the first of such dates to occur after the date of this Agreement, at maturity and upon payment in full. At any time or from time to time, upon at least ten days prior written notice, which shall be irrevocable, Borrower may reduce the Revolving Loan Commitment in the amount of at least $500,000 or in full. Upon any such reduction of any part of the unused Revolving Loan Commitment, the Commitment Fee on the part reduced shall be paid in full as of the date of such reduction.

               SECTION 3. PAYMENTS AND PREPAYMENTS

  3.1. OPTIONAL PREPAYMENTS. Borrower may prepay without penalty or premium any principal bearing interest at the Prime-Based Rate or the Federal Funds Rate and may prepay any principal bearing interest at the Bank Offered Rate or LIBOR at the end of the Interest Period chosen or agreed to by Borrower applicable to such Loan or portion of such Loan. If Borrower prepays any principal bearing interest at the Offered Rate or LIBOR in whole or in part prior to the expiration of an Interest Period, or if the maturity of any such Bank Offered Rate, or LIBOR principal is accelerated, then, to the fullest extent permitted by law Borrower shall also pay Lender for all losses (including but not limited to interest rate margin and any other losses of anticipated profits) and expenses incurred by reason of the liquidation or re-employment of deposits acquired by Lender to make the Loan or maintain principal outstanding at the Bank Offered Rate or LIBOR. Upon Lender's demand in writing specifying such losses and expenses, Borrower shall promptly pay them; Lender's specification shall be deemed correct in the absence of manifest error. All Loans or portions thereof made at the Bank Offered Rate or LIBOR shall be conclusively deemed to have been funded by or on behalf of Lender (in the case of LIBOR, in the London interbank market) by the purchase of deposits corresponding in amount and maturity to the amount and interest periods selected (or deemed to have been selected) by Borrower under this Agreement. Any partial repayment or prepayment shall be in an amount of at least $500,000, and, in the case of the Term Loan, shall be applied to the unpaid installments in the inverse order of maturity.

  3.2. MANDATORY PREPAYMENT. Borrower, on December 31, 1999, shall make a mandatory prepayment in an amount sufficient to reduce the aggregate outstanding principal amount of the revolving Loans to $5,000,000. Such prepayment shall include accrued interest and fees due and owing thereon.

  3.3. FUNDS. All payments of principal, interest and Commitment Fee shall be made in immediately available funds to Lender at its banking office indicated above or as otherwise directed by Lender.

            SECTION 4. REPRESENTATIONS AND WARRANTIES

          To induce to make each of the Loans, Borrower represents and warrants to Lender that:

  4.1. ORGANIZATION. Borrower and any Subsidiary (as defined below) are existing and in good standing under the laws of their state of formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower. Borrower and any Subsidiary have the power and authority to own their properties and to carry on their businesses as now being conducted.

  4.2. AUTHORIZATION; NO CONFLICT. The execution, delivery and performance of this Agreement and all related documents and instruments: (a) are within Borrower's powers; (b) have been authorized by all necessary corporate action; (c) have received any and all necessary governmental approval; and (d) do not and will not contravene or conflict with any provision of law or charter or by-laws of Borrower or any agreement affecting Borrower or its property.

  4.3. FINANCIAL STATEMENTS. Borrower has supplied copies of the following financial or other statements to Lender:

  (a) The Borrower's unaudited consolidated financial statements as at March 31, 1999;

  (b) The Borrower's audited consolidated financial statements as at December 31, 1998; and

Such statements have been furnished to Lender, have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, and fairly present the financial condition of Borrower and any Subsidiary as at such dates and the results of their operations for the respective periods then ended. Since the date of those financial statements, no material, adverse change in the business, condition, properties, assets, operations, or prospects of Borrower or any Subsidiary has occurred of which Lender has not been advised in writing before this Agreement was signed. There is no known contingent liability of Borrower or any Subsidiary which is known to be in an amount in excess of $10,000 (excluding loan commitments, letters of credit, and other contingent liabilities incurred in the ordinary course of the banking business) in excess of insurance for which the insurer has confirmed coverage in writing which is not reflected in such financial statements or of which Lender has not been advised in writing before this Agreement was signed.

  4.4. TAXES. Borrower and any Subsidiary have filed or caused to be filed all federal, state and local tax returns which, to the knowledge of Borrower or any Subsidiary, are required to be filed, and have paid or have caused to be paid all taxes as shown on such returns or on any assessment received by them, to the extent that such taxes have become due (except for current taxes not delinquent and taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been provided on the books of Borrower or the appropriate Subsidiary, and as to which no foreclosure, sale or similar proceedings have been commenced). Borrower and any Subsidiary have set up reserves which are adequate for the payment of additional taxes for years which have not been audited by the respective tax authorities.

  4.5. LIENS. None of the assets of Borrower or any Subsidiary are subject to any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest: except: (a) for current taxes not delinquent or taxes being contested in good faith and by appropriate proceedings; (b) for liens arising in the ordinary course of business for sums not due or sums being contested in good faith and by appropriate proceedings, but not involving any deposits or Loan or portion thereof or borrowed money or the deferred purchase price of property or services; (c) to the extent specifically shown in the financial statements referred to above; (d) for liens in favor of Lender; and (e) liens and security interests securing deposits of public funds, repurchase agreements, Federal funds purchased, trust assets, and other similar liens granted in the ordinary course of the banking business; (f) liens granted by Citizens Finance Company and ULTEA Inc. in favor of Subsidiary Banks; (g) liens granted by any Subsidiary Bank to a Federal Home Loan Bank in connection with a loan secured by assets of such Subsidiary Bank made by such Home Loan Bank to any Subsidiary Bank; and (h) liens granted by ULTEA Inc. in connection with indebtedness described in Section 5.5(a)(iii).

  4.6. ADVERSE CONTRACTS. Neither Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction, nor is it subject to any judgment, decree or order of any court or governmental body, which may have a material and adverse effect on the business, assets, liabilities, financial condition, operations or business prospects of Borrower and its Subsidiaries taken as a whole or on the ability of Borrower to perform its obligations under this Agreement or the Note. Neither Borrower nor any Subsidiary has, nor with reasonable diligence should have had, knowledge of or notice that it is in default in the performance, observance or fulfillment of any of the obligations, convenants or conditions contained in any such agreement, instrument, restriction, judgment, decree or order.

  4.7. REGULATION U. Borrower is not engaged principally in, nor is one of borrower's important activities, the business of extending credit for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereinafter in effect.

  4.8. LITIGATION AND CONTINGENT LIABILITIES. No litigation (including derivative actions), arbitration proceedings or governmental proceedings are pending or threatened against Borrower which would (singly or in the aggregate), if adversely determined, have a material and adverse effect on the financial condition, continued operations or prospects of Borrower or any Subsidiary, except as and if set forth (including estimates of the dollar amounts involved) in a schedule furnished by Borrower or Lender before this Agreement was signed.

  4.9. FDIC INSURANCE. The deposits of each Subsidiary Bank of the Borrower are insured by the FDIC and no act has occurred which would adversely affect the status of such Subsidiary Bank as an FDIC insured bank.

  4.10. SUBSIDIARIES. Attached hereto as Exhibit C is a correct and complete list of all Subsidiaries of Borrower.

                      SECTION 5. COVENANTS

     Until all obligations of Borrower hereunder and under the Note are paid and fulfilled in full, Borrower agrees that it shall, and shall cause any Subsidiary to, comply with the following covenants, unless Lender consents otherwise in writing:

  5.1. EXISTENCE, MERGERS, ETC. Borrower and any Subsidiary shall preserve and maintain their corporate, partnership or joint venture (as applicable) existence, and will not liquidate, dissolve, or merge, or consolidate with or into any other entity, or sell, lease, transfer or otherwise dispose of all or a substantial part of their assets other than in the ordinary course of business as now conducted, except that:

  (a) Any Subsidiary may merge or consolidate with or into Borrower or any one or more wholly-owned Subsidiaries;

  (b) Any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to Borrower or one or more wholly-owned Subsidiaries;

  (c) ULTEA, Inc. may sell or lease assets to Banks other than the Subsidiary Banks in an amount not to exceed 50% of its total lease assets; and

  (d) Any merger where Borrower or any Subsidiary will own a majority of the capital stock of the resulting company.

     Borrower and any Subsidiary shall take all steps to become and remain duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower.

  5.2. REPORTS, CERTIFICATES AND OTHER INFORMATION. Borrower shall furnish (or cause to be furnished) to Lender:

  (a) INTERIM REPORTS. Within forty-five (45) days after the end of each quarter of each fiscal year of Borrower, a copy of an unaudited financial statement of Borrower and any Subsidiary prepared on a consolidated basis consistent with the consolidated financial statements of Borrower and any Subsidiary referred to above, signed by an authorized officer of Borrower and consisting of at least: (i) a balance sheet as at the close of such quarter; and (ii) a statement of earnings and source and application of funds for such quarter and for the period from the beginning of such fiscal year to the close of such quarter.

  (b) AUDIT REPORT. Within 90 days after the end of each fiscal year of Borrower, a copy of an annual report of Borrower and any Subsidiary prepared on a consolidated basis and in conformity with generally accepted accounting principles applied on a basis consistent with the consolidated financial statements of Borrower and any Subsidiary referred to above, duly audited by independent certified public accountants of recognized standing satisfactory to Lender, accompanied by an opinion without significant qualification.

  (c) CERTIFICATES. Contemporaneously with the furnishing of a copy of each annual report and of each quarterly statement provided for in this Section, a certificate dated the date of such annual report or such quarterly statement and signed by either the President, the Chief Financial Officer or the Treasurer of Borrower, to the effect that no Event of Default or Unmatured Event of Default has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it, and containing (except in the case of the certificate dated the date of the annual report) a computation of, and showing compliance with, any financial ratio or restriction contained in this Agreement.

  (d) REPORTS TO SEC AND TO SHAREHOLDERS. Copies of each filing and report made by Borrower or any Subsidiary with or to any securities exchange or the Securities and Exchange Commission, except in respect of any single shareholder, and of each communication from Borrower or any Subsidiary to shareholders generally, promptly upon the filing or making thereof.

  (e) NOTICE OF DEFAULT, LITIGATION AND ERISA MATTERS. Immediately upon learning of the occurrence of any of the following, written notice describing the same and the steps being taken by Borrower or any Subsidiary affected in respect thereof:
(i) the occurrence of an Event of Default or an Unmatured Event of Default; (ii) the institution of, or any adverse determination in, any litigation, arbitration or governmental proceeding which is material to Borrower or any Subsidiary on a consolidated basis; (iii) the occurrence of a reportable event under, or the institution of steps by Borrower or any Subsidiary to withdraw from, or the institution of any steps to terminate, any employee benefit plans as to which Borrower or any of its Subsidiaries may have any liability and which may have a material adverse impact on the ability of Borrower to repay the Loans in full on a timely basis; or (iv) the issuance of any crease and desist order, memorandum of understanding, cancellation of insurance, or proposed disciplinary action from the Federal Deposit Insurance Corporation or other regulatory entity.

  (f) OTHER INFORMATION. From time to time such other information, financial or otherwise, concerning Borrower, any Subsidiary or any Guarantor as Lender may reasonably request, including without limitation personal financial statements of any individual Guarantor (as defined below) on Lender's then-current form on and as of such dates as Lender may reasonably request.

  5.3. INSPECTION. At Borrower's expense if an Event of Default or Unmatured Event of Default has occurred or is continuing, Borrower and any Subsidiary shall permit Lender and its agents at any time during normal business hours to inspect their properties and to inspect and make copies of their books and records.

  5.4.  FINANCIAL REQUIREMENTS

  (a) TOTAL DEBT TO NET WORTH. The Borrower's total indebtedness for borrowed money (specifically excluding the indebtedness for borrowed money of the Borrower's Subsidiaries) shall not at any time exceed forty-five percent (45%) of its Tangible Net Worth (provided that nothing in this paragraph shall permit the Borrower to borrow except as specifically permitted elsewhere in this Agreement).

  (b) LEVERAGE RATIO. The Borrower shall maintain at all times a ratio of Tier l Capital to average quarterly assets less all non-qualified intangible assets of at least five percent (5%), calculated on a consolidated basis as at the last day of each fiscal quarter of Borrower. Each Subsidiary Bank shall maintain at all times a ratio of Tier 1 Capital to average quarterly assets less all non-qualified intangible assets of at least five percent (5%) as at the last day of each fiscal quarter of such Subsidiary Bank.

  (c) RISK-BASED CAPITAL RATIO. The Borrower shall maintain at all times a ratio of Total Capital to risk-weighted assets of not less than ten percent (10%), at least sixty percent (60%) of which shall consist of Tier 1 Capital. Each Subsidiary Bank shall maintain at all times a ratio of Total Capital to risk-weighted assets of not less than ten percent (10%), at least sixty percent (60%) of which shall consist of Tier 1 Capital.

  (d) RETURN ON AVERAGE ASSETS. The Borrower's consolidated net income shall be at least three quarters of one percent (0.75%) of its average assets, calculated on an annualized basis as at the last day of each fiscal quarter of the Borrower.

  (e) NONPERFORMING ASSETS. All assets of all Subsidiary Banks and other Subsidiaries classified as "non-performing" (which shall include all loans in non-accrual status, more than ninety
(90) days past due in principal or interest, restructured or renegotiated, or listed as "other restructured" or "other real estate owned") on the Federal Deposit Insurance Corporation or other regulatory agency call report shall not exceed at any time three percent (3%) of the loans of the Borrower and its Subsidiaries on a consolidated basis.

  (f) LOAN LOSS RESERVES RATIO. The Borrower shall maintain at all times on a consolidated basis a ratio of loan loss reserves to non-performing loans (not including "other real estate owned") of not less than one hundred percent (100%).

  5.5  INDEBTEDNESS, LIENS AND TAXES.  Borrower and any
Subsidiary shall:

  (a) INDEBTEDNESS. Not incur, permit to remain outstanding, assume or in any way become committed for indebtedness in respect of borrowed money (specifically including but not limited to indebtedness in respect of money borrowed from financial institutions but excluding deposits), except: (i) indebtedness incurred hereunder or to Lender; (ii) indebtedness existing on the date of this Agreement shown on the financial statements furnished to Lender before this Agreement was signed; (iii) indebtedness of any Subsidiary arising in the ordinary course of the business of such Subsidiary; and (iv) indebtedness incurred in connection with an offering of trust preferred or similar securities of any Subsidiary, provided that the aggregate amount of such offering shall not exceed $25,000,000.

  (b) LIENS. Not create, suffer or permit to exist any lien or encumbrance of any kind or nature upon any of their assets now or hereafter owned or acquired (specifically including but not limited to the capital stock of any of the Subsidiary Banks), or acquire or agree to acquire any property or assets of any character under any conditional sale agreement or other title retention agreement, but this Section shall not be deemed to apply to: (i) liens existing on the date of this Agreement of which Lender has been advised in writing before this Agreement was signed; (ii) liens of landlords, contractors, laborers or supplement, tax liens, or liens securing performance or appeal bonds, or other similar liens or charges arising out of Borrower's business, provided that tax liens are removed before related taxes become delinquent and other liens are promptly removed, in either case unless contested in good faith and by appropriate proceedings, and as to which adequate reserves shall have been established and no foreclosure, sale or similar proceedings have commenced; (iii) liens in favor of Lender; (iv) liens on the assets of any Subsidiary arising in the ordinary course of the business of such Subsidiary; and (v) liens granted by any Subsidiary Bank to a Federal Home Loan Bank in connection with a loan secured by assets of such Subsidiary Bank made by such Home Loan Bank to any Subsidiary Bank.

  (c) TAXES. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon them, upon their income or profits or upon any properties belonging to them, prior to the date on which penalties attached thereto, and all lawful claims for labor, materials and supplies when due, except that no such tax, assessment, charge, levy or claim need be paid which is being contested in good faith by appropriate proceedings as to which adequate reserves shall have been established, and no foreclosure, sale or similar proceedings have commenced.

  (d) GUARANTIES. Not assume, guarantee, endorse or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or loan or any portion thereof any funds, assets, goods or services, or otherwise) with respect to the obligation of any other person or entity, except: (i) by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, issuance of letters of credit or similar instruments or documents in the ordinary course of business; (ii) as permitted by this Agreement; and (iii) in connection with an offering of trust preferred or similar securities of any Subsidiary as described in and subject to Section 5.5(a)(iv).

  5.6. INVESTMENTS AND LOANS. Neither Borrower nor any Subsidiary shall make any loan, advance, extension of credit or capital contribution to, or purchase or otherwise acquire for a consideration, evidences of indebtedness, capital stock or other securities of any legal entity, except that Borrower and any Subsidiary may:

  (a) purchase or otherwise acquire and own short-term money market items (specifically including but not limited to preferred stock mutual funds);

  (b) invest, by way of purchase of securities or capital contributions, in the Subsidiary Banks or any other bank or banks, and upon Borrower's purchase or other acquisition of fifty percent (50%) or more of the stock of any bank, such bank shall thereupon become "Subsidiary Bank" for all purposes under this Agreement;

  (c) invest, by way of loan, advance, extension of credit (whether in the form of lease, conditional sales agreement, or otherwise), purchase of securities, capital contributions, or otherwise, in Subsidiaries other than banks or Subsidiary Banks; and

  (d) make any investment permitted by applicable governmental laws and regulations.

  Nothing in this Section 5.6 shall prohibit the Borrower or any Subsidiary Bank from making loans, advances, or other extensions of credit in the ordinary course of banking upon substantially the same terms as heretofore extended by them in such business or upon such terms as may at the time be customary in the banking business.

  5.7 CAPITAL STRUCTURE AND DIVIDENDS. Neither Borrower nor any Subsidiary shall declare or pay any dividend (other than dividends payable in its own common stock or to Borrower) or make any other distribution in respect of such shares or interest other than to Borrower, except that Borrower may declare or pay cash dividends to holders of the stock of Borrower in any fiscal year in an amount not to exceed 50% of Borrower's consolidated net income for the immediately preceding fiscal year; provided that no Event of Default or Unmatured Event of Default exists as of the date of such declaration or payment or would result therefrom. Borrower shall continue to own, directly or indirectly, the same (or greater) percentage of the stock and partnership, joint venture, or other equity interest in each Subsidiary that it held on the date of this Agreement, and no Subsidiary shall issue any additional stock or partnership, joint venture or other equity interests, options or warrants in respect thereof, or securities convertible into such securities or interests, other than to Borrower.

  5.8 MAINTENANCE OF PROPERTIES. Borrower and any subsidiary shall maintain, or cause to be maintained, in good repair, working order and condition, all their properties (whether owned or held under lease), and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

  5.9 INSURANCE. Borrower and any Subsidiary shall maintain insurance in responsible companies in such amounts and against such risks as is required by law and such other insurance, in such amount and against such hazards and liabilities, as is customarily maintained by bank holding companies and banks similarly situated. Each Subsidiary Bank shall have deposits insured by the Federal Deposit Insurance Corporation.

  5.10.  USE OF PROCEEDS

  (a) GENERAL. Borrower and any Subsidiary shall not use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System, as amended from time to time. If requested by Lender, Borrower and any Subsidiary will furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1. No part of the proceeds of the Loans will be used for any purpose which violates or is inconsistent with the provisions of Regulation U or X of the Board of Governors.

  (b) TENDER OFFERS AND GOING PRIVATE. Neither Borrower nor any Subsidiary shall use (or permit to be used) any proceeds of the Loans to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended, or any regulations or rulings thereunder.

  5.11. WELL CAPITALIZED. Each Subsidiary Bank shall at all times be at least "well capitalized" as defined in the Federal Deposit Insurance Corporation Improvement Act of 1991 and any regulations to be issued thereunder, as such statute or regulation may be amended or supplemented from time to time.

  5.12. COMPLIANCE WITH LAW. The Borrower and each Subsidiary shall be in compliance with all laws and regulations (whether federal, state or local and whether statutory, administrative, judicial or otherwise) and with every lawful governmental order or similar actions (whether administrative or judicial), specifically including but not limited to all requirements of the Bank Holding Company Act of 1956, as amended, and with the existing regulations of the Board of Governors of the Federal Reserve System relating to bank holding companies.

                SECTION 6. CONDITIONS OF LENDING

  6.1 DOCUMENTATION; NO DEFAULT. The obligations of Lender to make any Revolving Credit Loan or the Term Loan is subject to the following conditions precedent:

  (a) INITIAL DOCUMENTATION. Lender shall have received all of the following promptly upon the execution and delivery hereof, each duly executed and dated the date hereof, in form and substance satisfactory to Lender and its counsel, at the expense of Borrower, and in such number of signed counterparts as Lender may request (except for the Revolving Credit Note and Term Note, of which only the original shall be signed):

       (i)  NOTES.  The Revolving Credit Note in the form of
       Exhibit A and Term Note in the form of Exhibit B, each with appropriate insertions;

       (ii) RESOLUTION; CERTIFICATE OF INCUMBENCY. A copy of a resolution of the Board of Directors of Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Agreement, the Notes and the other documents provided for in this Agreement, certified by an appropriate officer of Borrower, together with a certificate of an appropriate officer of Borrower, certifying the names of the officer(s) of Borrower authorized to sign this Agreement, the Notes and the other documents provide for in this Agreement, together with a sample of the true signature of each such person (Lender may conclusively rely on such certificate until formally advised by a like certificate of any changes therein);

       (iii) GOVERNING DOCUMENTS. A certificate signed by an appropriate officer of Borrower to the effect that since October 31, 1997 either (i) no change has occurred or
       (ii) changes have occurred (with accompanying description) to the articles of incorporation and by-laws of Borrower.

       (iv) CERTIFICATE OF NO DEFAULT. A certificate signed by an appropriate officer of Borrower to the effect that:
       (A) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the making of the first Loan; and (B) the representations and warranties of borrower contained herein are true and correct as at the date of the first Loan as though made on that date.

       (v) OPINION OF COUNSEL TO BORROWER. An opinion of counsel to Borrower to such effect as Lender may require;
       and

       (vi) GUARANTY AGREEMENTS. A Guaranty Agreement in the form of Exhibit D attached hereto, signed by each Guarantor;

       (vii) GUARANTOR RESOLUTIONS AND CERTIFICATE OF INCUMBENCY. A copy of a resolution of the Board of Directors of each Guarantor authorizing or ratifying the execution, delivery and performance, respectively, of the Guaranty Agreement and any other documents provided for in this Agreement, certified by an appropriate officer of each Guarantor, certifying the names of the officer(s) of each Guarantor authorized to sign the Guaranty Agreement and any other documents provided for in this Agreement, together with a sample of the true signature of each such person (Lender may conclusively rely on such certificate until formally advised by a like certificate of any changes therein);

       (viii) OPINION OF COUNSEL TO GUARANTOR. An opinion of counsel to Guarantor in the form of Exhibit E attached hereto.

       (ix)  MISCELLANEOUS. Such other documents and
       certificates as Lender may reasonably request.

  (b)  REPRESENTATIONS AND WARRANTIES TRUE.  At the date of each
Revolving Credit Loan and the Term Loan, Borrower's representations and warranties set forth herein shall be true and correct as of such date as though made on such date.

  (c) NO DEFAULT. At the time of each Revolving Credit Loan and the Term Loan, and immediately after giving effect to such Loan, no Event of Default or Unmatured Event of Default shall have occurred and be continuing at the time of such Loan, or would result from the making of such Loan.

  (d) TERM NOTE. At the time the Term Loan is made, Borrower shall have executed and delivered the Term Note with appropriate insertions, together with any supporting documentation (such as an updated certificate of incumbency or borrowing resolution) as Lender may reasonably request.

  6.2. AUTOMATIC UPDATE OF REPRESENTATIONS AND WARRANTIES AND NO-DEFAULT CERTIFICATE; CERTIFICATE AT LENDER'S OPTION. The request by Borrower for any Revolving Credit Loan or for the Term Loan shall be deemed a representation and warranty by Borrower that the statements in subsections (b) and (c) of Section 6.1 are true and correct on and as at the date of each succeeding Revolving Credit Loan or the Term Loan, as the case may be. Upon receipt of each Loan request Lender in its sole discretion shall have the right to request that Borrower provide to Lender, prior to Lender's funding of the Loan, a certificate executed by Borrower's President, Treasurer, or Chief Financial Officer to such effect.

                       SECTION 7. DEFAULT

  7.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default":

  (a) failure to pay, when and as due, any principal, interest or other amounts payable hereunder; or failure to furnish (or cause to be furnished to)Lender when and as requested by Lender (but not more often than once every twelve months) fully completed financial statement(s) of any individual Guarantor on Lender's then-standard form together with such supporting information as Lender may reasonably request; or

  (b) any default, event of default, or similar event shall occur or continue under any other instrument, document, note, agreement, or guaranty delivered to Lender in connection with this Agreement, or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its term; or

  (c) there shall occur any default or event of default, or any event or condition that might become such with notice or the passage of time or both, or any similar event, or any event that requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by Borrower, any Subsidiary or any Guarantor, or under the terms of any indenture, agreement, or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured, or guaranteed, and such event shall continue beyond any applicable period of grace; or

  (d) any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Borrower, any Subsidiary or any Guarantor to Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

  (e) any guaranty of or pledge of collateral security for the Loans shall be repudiated or become unenforceable or incapable of performance; or

  (f)  Borrower or any Subsidiary shall fail to comply with
Section 5.1 hereof; or failure to comply with or perform any agreement or covenant of Borrower contained herein, which failure does not otherwise constitute an Event of Default, and such failure shall continue unremedied for ten (10) days after notice to Borrower by Lender; or

  (g) Any Guarantor shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason except as permitted under Section 5.1 thereof; or

  (h) any person or entity presently not in control of Borrower or any Guarantor, shall obtain control directly or indirectly of Borrower or any Guarantor, whether by purchase or gift of stock or assets, by contract, or otherwise; or

  (i) any proceeding (judicial or administrative) shall be commenced against Borrower, any Subsidiary or any Guarantor, or with respect to any assets of Borrower, any Subsidiary or any Guarantor which shall threaten to have a material and adverse effect on the assets, condition or prospects of Borrower, any Subsidiary or any Guarantor; or final judgment(s) and/or settlement(s) in an aggregate amount in excess of FIVE MILLION UNITED STATES DOLLARS ($5,000,000) in excess of insurance for which the insurer has confirmed coverage in writing, a copy of which writing has been furnished to Lender, shall be entered or agreed to in any suit or action commenced against Borrower, any Subsidiary or any Guarantor; or

  (j) Borrower shall grant or any person (other than Lender) shall obtain a security interest in any assets of Borrower or any Subsidiary other than as permitted under Section 5.5(b) hereof; Borrower or any other person shall perfect (or attempt to perfect) such a security interest; or any notice of a federal tax lien against Borrower shall be filed with any public recorder; or

  (k) the Federal Deposit Insurance Corporation or other regulatory entity shall issue or agree to enter into a letter agreement, memorandum of understanding, or a cease and desist order with or against the Borrower or any Subsidiary; or the Federal Deposit Insurance Corporation or other regulatory entity shall issue or enter into an agreement, order, or take any similar action with or against the Borrower or any Subsidiary materially adverse to the business or operation of the Borrower or any Subsidiary; or

  (l) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against Borrower, any Subsidiary or any Guarantor; or Borrower, any Subsidiary or any Guarantor shall take any steps toward, or to authorize, such a proceeding; or

  (m) Borrower, any Subsidiary or any Guarantor shall become insolvent, generally fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

  7.2.  DEFAULT REMEDIES

  (a) Upon the occurrence and during the continuance of any Event of Default specified in Section 7.1(a)-(k), Lender at its option may declare the Note (principal, interest and other amounts) and any other amounts owed to the Lender, including without limitation any accrued but unpaid Commitment Fee, immediately due and payable without notice or demand of any kind. Upon the occurrence of any Event of Default specified in Section
7.1 (l)-(m), the Note (principal, interest and other amounts) and any other amounts owed to the Lender, including without limitation any accrued but unpaid Commitment Fee, shall be immediately and automatically due and payable without action of any kind on the part of Lender. Upon the occurrence and during the continuance of any Event of Default, any obligation of Lender to make any Loan shall immediately and automatically terminate without action of any kind on the part of Lender, and Lender may exercise any rights and remedies under this Agreement, the Note, any related document or instrument (including without limitation any pertaining to collateral), and at law or in equity.

  (b) Lender may, by written notice to Borrower, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Lender and Borrower shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law.

                     SECTION 8. DEFINITIONS

  8.1.  GENERAL. As used herein:

  (a) The term "Banking Day" means a day on which Lender is open at its main office for the purpose of conducting a commercial banking business and is not authorized to close.

  (b) "Closing Date" has, for purposes of this Agreement, the meaning assigned to such term in Section 1.2 hereof.

  (c) The term "Guarantor" means any person or entity, or any persons or entities severally, now or hereafter guarantying payment or collection of all or any part of the Loans or any other liabilities owed by Borrower to Lender, including, without limitation, Citizens Finance Co. and ULTEA, Inc.

  (d)  The term "FDIC" means the Federal Deposit Insurance
Corporation and any successor thereof.

  (e) The term "Interest Rate Period" means, with regard to Bank Offered Rate, Certificate of Deposit Rate and LIBOR Loans, the amount of days from the date an interest rate is to be in effect to the date such interest period matures according to its terms.

  (f) The term "Interim Maturity Date" means the last day of any Interest Period.

  (g) The term "Net Chargeoffs" shall mean for any given fiscal year the consolidated total of gross loan charges for such fiscal year net of recoveries made during such fiscal year.

  (h) The term "Prime Rate" means that rate of interest announced from time to time by Lender called its prime rate, which rate may not at any time be the lowest rate charged by Lender. Changes in the rate of interest on the Loans resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate.

  (i) The term "Subsidiary" means any corporation, partnership, joint venture, trust, or other legal entity of which Borrower owns directly or indirectly fifty percent (50%) or more of the outstanding voting stock or interest, or of which Borrower has effective control, by contract or otherwise. The term Subsidiary includes each Subsidiary Bank unless stated otherwise explicitly.

  (j) The term "Subsidiary Bank" means each Subsidiary which is a bank, including without limitation, Dubuque Bank and Trust Company, Galena State Bank and Trust Company, First Community Bank, FSB, Riverside Community Bank, Wisconsin Community Bank, and New Mexico Bank & Trust.

  (k) The term "Tangible Net Worth" shall mean at any date the total shareholders' equity (including all classes of capital stock, capital surplus, additional paid-in capital, retained earnings, contingencies, and capital reserves), MINUS the cost of common stock reacquired by the Borrower and other capital accounts of the Borrower at such date, MINUS goodwill, patents, trademarks, service marks, trade names, copyrights, and all intangible assets (including without limitation "core-deposit intangibles" and unidentifiable intangibles resulting from acquisitions) and all items that are treated as intangible assets under generally accepted accounting principles or that otherwise fit within the definition of "intangible assets" in the instructions for the call report of the Federal Deposit Insurance Corporation.

  (l) The term "Tier 1 Capital" means the same as that determined under the capital formula currently used by the Federal Reserve Board.

  (m) The term "Total Capital" means the same as that determined under the capital formula currently used by the Federal Reserve
Board.

  (n) The term "Unmatured Event of Default" means an event or condition which would become an Event of Default with notice or the passage of time or both.

  (o) Except as and unless otherwise specifically provided herein, all accounting terms shall have the meanings given to them by generally accepted accounting principles and shall be applied and all reports required by this Agreement shall be prepared, in a manner consistent with the financial statements referred to above.

  8.2 APPLICABILITY OF SUBSIDIARY REFERENCES. Terms hereof pertaining to any Subsidiary shall apply only during such times as Borrower has any Subsidiary.

             SECTION 9. NO INTEREST OVER LEGAL RATE.

  Borrower does not intend or expect to pay, nor does Lender intend or expect to charge, accept or collect any interest which, when added to any fee or other charge upon the principal which may legally be treated as interest, shall be in excess of the highest lawful rate. If acceleration, prepayment or any other charges upon the principal or any portion thereof, or any other circumstance, result in the computation or earning of interest in excess of the highest lawful rate, then any and all such excess is hereby waived and shall be applied against the remaining principal balance. Without limiting the generality of the foregoing, and not withstanding anything to the contrary contained herein or otherwise, no deposit of funds shall be required in connection herewith which will, when deducted from the principal amount outstanding hereunder, cause the rate of interest hereunder to exceed the highest lawful rate.

                   SECTION 10. PAYMENTS, ETC.

  All payments hereunder shall be made in immediately available funds, and shall be applied first to accrued interest and then to principal; however, if an Event of Default occurs, Lender may, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal and/or lawful charges and expenses then accrued. Borrower shall receive immediate credit on payments received during Lender's normal banking hours if made in cash, immediately available funds, or by debit to available balances in an account at Lender; otherwise payments shall be credited after clearance through normal banking channels. Borrower authorizes Lender to charge any account of Borrower maintained with Lender for any amounts of principal, interest, taxes, duties, or other charges or amounts due or payable hereunder, with the amount of such payment subject to availability of collected balances in Lender's discretion; unless Borrower instructs otherwise, all Loans shall be credited to an account(s) of Borrower with Lender. LENDER AT ITS OPTION MAY MAKE LOANS HEREUNDER UPON TELEPHONIC INSTRUCTIONS AND IN SO DOING SHALL BE FULLY ENTITLED TO RELY SOLELY UPON INSTRUCTIONS, INCLUDING INSTRUCTIONS TO MAKE TRANSFERS TO THIRD PARTIES, REASONABLY BELIEVED BY LENDER TO HAVE BEEN GIVEN BY AN AUTHORIZED PERSON, WITHOUT INDEPENDENT INQURY OF ANY TYPE. All payments shall be made without deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Agreement, the Note, the Loans or the proceeds, Lender or Borrower by any government or political subdivision thereof. Borrower shall request of Lender pay all such taxes, duties or other charges in addition to principal and interest, including without limitation all documentary stamp and intangible taxes, but excluding income taxes based solely on Lender's income.

                      SECTION 11.  SETOFF.

  At any time and without notice of any kind, any account , deposit or other indebtedness owing by Lender to Borrower, and any securities or other property of Borrower delivered to or left in the possession of Lender or its nominee or bailee, may be set off against and applied in payment of any obligation hereunder, whether due or not.

                      SECTION 12.  NOTICES.

  All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed if to Lender to its office indicated above (Attention: Division Head, Correspondent Services Division), and if to Borrower to its address set forth below, or to such other address as may be hereafter designated in writing by the respective parties hereto or, as to Borrower, may appear in Lender's records.

                   SECTION 13.  MISCELLANEOUS.

  This Agreement and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the other. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement. This Agreement shall bind Borrower successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all expenses (including without limitation attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind in connection herewith. Lender may, by written notice to Borrower, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Lender and Borrower shall be restored to their former position and rights hereunder and under the Note, respectively, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law.

             SECTION 14. WAIVER OF JURY TRIAL, ETC.

  BORROWER HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREIWTH SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER COOK COUNTY, ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY, AND HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                              HEARTLAND FINANCIAL USA, INC.


                              By:     /s/ John K. Schmidt
                                     -----------------------

                              Title:  EVP-CFO
                                     -----------------------

                              Address for notices:

                              1398 Central Avenue
                              Dubuque, Iowa  52004-0778

                              Attention:  John K. Schmidt



                              THE NORTHERN TRUST COMPANY

                              By:     /s/ T. E. Bernhardt
                                     -----------------------

                              Title:  VP
                                     -----------------------

                              Address:  50 South LaSalle Street
Chicago, Illinois 60675

                              Attention:  Division Head,
                                          Correspondent Services

                            EXHIBIT A

                      REVOLVING CREDIT NOTE


$15,000,000                             Chicago, Illinois
                                        July 23, 1999

     FOR VALUED RECEIVED, on or before July 23, 2000, the scheduled maturity date hereof, HEARTLAND FINANCIAL USA, INC., a corporation formed under the laws of the State of Delaware ("Borrower"), promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereafter, together with any subsequent holder hereof, called "Lender"), at its main banking office at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as Lender may direct, the aggregate unpaid principal balance of each advance (a "Loan" and collectively the "Loans") made by Lender to Borrower hereunder. The total principal amount of Loans outstanding at any one time hereunder shall not exceed FIFTEEN MILLION UNITED STATES DOLLARS ($15,000,000).

     Lender is hereby authorized by Borrower at any time and from time to time at Lender's sole option to attach a schedule (grid) to this Note and to endorse thereon notations with respect to each Loan specifying the date and principal amount thereof, and the date and amount of each payment of principal and interest made by Borrower with respect to each such Loan. Lender's endorsements as well as its records relating to Loans shall be rebuttably presumptive evidence of the outstanding principal and interest on the Loans, and, in the event of inconsistency, shall prevail over any records of Borrower and any written confirmations of Loans given by Borrower.

     Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder on the dates and at the rate or rates as set forth in the Credit and Agreement (as hereinafter defined).

     Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

     This Note evidences indebtedness incurred under an Amended and Restated Agreement dated as of the date hereof executed by and between the Borrower and Lender (and, if amended, restated or replaced, all amendments, restatements and replacements thereto or therefor, if any) (the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of its terms and provisions, including without limitation those under which this Note may be paid prior to its due date or have its due date accelerated.

     This Note issued pursuant to the Credit Agreement replaces, supersedes, amends and restates the promissory note executed and delivered by Borrowers pursuant to the Existing Agreement (as defined in the Credit Agreement) (the "Prior Note"); provided, that this Note shall not constitute a novation, and nothing herein or therein shall be deemed to have extinguished or discharged the indebtedness and obligations under the Prior Note, all of which shall continue under and be governed by the Note and the Credit Agreement.

     This Note and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the other. Captions herein are for conveniences of reference only and shall not defined or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Note. This Note shall bind Borrower successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all expenses (including without limitation attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.

                                   HEARTLAND FINANCIAL USA, INC.

                                   By:
                                       -----------------------

                                   Title:
                                          --------------------

                            EXHIBIT B

                            TERM NOTE



$ $25,000,000                           Chicago, Illinois
                                        July 23, 1999

     FOR VALUE RECEIVED, HEARTLAND FINANCIAL USA, INC., a corporation formed under the laws of the State of Delaware ("Borrower"), promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereafter, together with any subsequent holder hereof, called "Lender"), at its main banking office at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as Lender may direct, the principal sum of TWENTY FIVE MILLION UNITED STATES DOLLARS ($25,000,000)(The "Loan"), payable in fifteen (15) consecutive quarterly principal installment(s) of $1,000,000 and a final principal installment of $10,000,000, each installment payable on the last day of each March, June, September, and December of each year, beginning March 31, 2000, provided that, notwithstanding the foregoing, any and all remaining outstanding principal shall be due and payable in full on December 31, 2003, the scheduled maturity date of this Note.

     Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder on the dates and at the rate or rates as set forth in the Agreement (as hereinafter defined).

     Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

     This Note evidences indebtedness incurred under a Amended and Restated Credit Agreement dated as of the date hereof executed by and between the Borrower and Lender (and, if amended, restated or replaced, all amendments, restatements and replacements thereto or therefor, if any)(the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of its terms and provisions, including without limitation those under which this Note may be paid prior to its due date or have its due date accelerated.

     This Note and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the other. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Note. This Note shall bind Borrower successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all expenses (including without limitation attorney's fees, legal costs and expenses, and time charges of attorneys who may be employees of Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind of connection herewith.

                                   HEARTLAND FINANCIAL USA, INC.

                                   By:
                                       -----------------------

                                   Title:
                                          --------------------

                            EXHIBIT C



     The following is a complete list of Subsidiaries of Heartland Financial USA, Inc. as of July 23, 1999.

     1.

     2.

     3.

     4.

                            EXHIBIT D

                            GUARANTY



     1. GUARANTY OF PAYMENT. For value received, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to HEARTLAND FINANCIAL USA, INC., a Delaware Corporation (hereinafter collectively called the "Debtor") by THE NORTHERN TRUST COMPANY (hereinafter, together with its successors and assigns, called the "Bank"), 50 South LaSalle Street, Chicago, Illinois 60675, the undersigned hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Debtor to the Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due including, without limitation, such obligations of Debtor as arise out of or in connection with the Amended and Restated Credit Agreement, dated as of July 23, 1999 (all such obligations, together with any extensions or renewals thereof, being hereinafter collectively called the "Liabilities"), and the undersigned further agrees to pay all expenses (including, attorneys' and legal assistants' fees (which attorneys and legal assistants may be employees of the Bank) and legal expenses) paid or incurred by the Bank in endeavoring to collect the liabilities, or any part thereof, and in enforcing this guaranty. The right of recovery against the undersigned under this guaranty is, however, limited to the amount of FORTY MILLION DOLLARS ($40,000,000), plus: (a) any other additional amounts loaned by the Bank to the Debtor provided, however that the right of recovery against the undersigned for any such original or additional amounts in the aggregate shall not exceed FORTY MILLION DOLLARS ($40,000,000); (b) interest on any such amount or additional amounts; and (c) all expenses of enforcing this guaranty, provided that in no event shall Guarantor's liability under this Agreement exceed 95% of its net worth on the date of this Agreement or the date of determination, whichever is greater.

     2. ACCELERATION OF THE TIME OF PAYMENT OF AMOUNT PAYABLE UNDER GUARANTY. The undersigned agrees that, in the event of the dissolution or insolvency of the Debtor or the undersigned, or the inability of the Debtor or the undersigned to pay debts as they mature, or an assignment by the Debtor or the undersigned for the benefit of creditors, or the institution of any proceeding by or against the Debtor or the undersigned alleging that the Debtor or the undersigned is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the undersigned will pay to the Bank forthwith the full amount which would be payable hereunder by such undersigned if all of the Liabilities were then due and payable.

     3. SECURITY INTEREST IN DEPOSITS AND OTHE PROPERTY. To secure all obligations of the undersigned hereunder, the Bank shall have a lien upon and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Bank may elect) any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of or in the name of such undersigned now or hereafter with the Bank and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Bank or any agent or bailee for the Bank. All obligations of the undersigned shall also be secured by any and all other property in which the Bank now or hereafter has a lien or security interest and which may be or become collateral for the payment of such obligations by reason of the general description of secured obligations contained in the security agreement or other agreement or instrument creating such lien or security interest.

     4. CONTINUING GUARANTY. This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the undersigned or that at any time or from time to time all of the Liabilities may have been paid in full), subject to discontinuance as to the undersigned only upon actual receipt by the Bank of written notice from such undersigned, or any person duly authorized and acting on behalf of such undersigned, of the discontinuance hereof as to such undersigned; provided, however, that no such notice of discontinuance shall affect or impair any of the agreements and obligations of the undersigned hereunder with respect to any and all Liabilities existing prior to the time of actual receipt of such notice by the Bank, any and all Liabilities created or acquired thereafter pursuant to any previous commitments made by the Bank, any and all extensions or renewals of any of the foregoing, any and all interest on any of the foregoing, and any and all expenses paid or incurred by the Bank in endeavoring to collect any of the foregoing and in enforcing this guaranty against such undersigned; and all of the agreements and obligations of such undersigned under this guaranty shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Liabilities (including any extensions or renewals of any thereof) and all such interest and expenses shall have been paid in full.

     5. RESCISSION OR RETURN OF PAYMENT ON LIABILITIES. The undersigned further agrees that, if at any time all or any part of any payment theretofore applied by the Bank to any of the Liabilities is or must be rescinded or returned by the Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor), such Liabilities shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Bank, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Bank had not been made.

     6. BANK PERMITTED TO TAKE CERTAIN ACTIONS. The Bank may, from time to time (but shall not be obligated to), whether before or after any discontinuance of this guaranty, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities; (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (e) resort to the undersigned for payment of any of the Liabilities, whether or not the Bank
(i) shall have resorted to any property securing any of the Liabilities or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in preceding clauses (i) and (ii) being hereby waived by the undersigned).

     7. APPLICATION OF PAYMENTS. Any amounts received by the Bank from whatsoever source on account of the Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as the Bank may from time to time elect.

     8. SUBROGATION. Until such time as this guaranty shall have been discontinued as to the undersigned and the Bank shall have received payment of the full amount of all of the Liabilities and of all obligations of the undersigned hereunder, no payment made by or for the account of the undersigned pursuant to this guaranty shall entitle the undersigned by subrogation or otherwise to any payment by the Debtor or from or out of any property of the Debtor, and the undersigned shall not exercise any right or remedy against the Debtor or any property of the debtor by reason of any performance by such undersigned of this guaranty.

     9. WAIVER OF NOTICE AND OTHER MATTERS. The undersigned waives: (a) notice of the acceptance by the Bank of this guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     10. ADDITIONAL LIABILITIES OF THE DEBTOR AUTHORIZED. The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this guaranty is limited is hereby authorized, without notice to the undersigned, and shall in no way affect or impair the rights of the Bank and the obligations of the undersigned under this guaranty.

     11. ASSIGNMENT OF LIABILITIES. The Bank may, from time to time, whether before or after any discontinuance of this guaranty, without notice to the undersigned, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were the Bank; provided, however, that, unless the Bank shall otherwise consent in writing, the Bank shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this guaranty, for the benefit of the Bank, as to those of the Liabilities which the Bank has not assigned or transferred.

     12. INFORMATION CONCERNING DEBTOR; NO RELIANCE ON REPRESENTATION BY BANK. The undersigned hereby warrants to the Bank that such undersigned now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Debtor. The Bank shall not have any duty or responsibility to provide the undersigned with any credit or other information concerning the affairs, financial condition or business of the Debtor which may come into the Bank's possession. The undersigned has executed and delivered this guaranty without reliance upon any representation by the Bank with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Liabilities or any loan or other financial accommodation made or granted to the Debtor; (b) the validity, genuineness, enforceability, existence, value or sufficiency or any property securing any of the Liabilities or the creation, perfection or priority of any lien or security interest in such property; or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties with respect to any of the Liabilities.

     13. WAIVER AND MODIFICATIONS. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank.

     14. OBLIGATIONS UNDER GUARANTY. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligations of the undersigned under this guaranty. For the purposes of this guaranty, Liabilities shall include all obligations of the Debtor to the Bank, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder. The obligations of the undersigned under this guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the undersigned. The undersigned acknowledges that there are no conditions to the effectiveness of this guaranty.

     15. SUCCESSORS. This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned.

     16.  LAW.  THIS GUARANTY HAS BEEN DELIVERED AT CHICAGO,
ILLINOIS, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED
BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     17. SEVERABILITY. Wherever possible, each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

     18. CAPTIONS. Section captions used in this guaranty are for convenience only, and shall not affect the construction of this guaranty.

     19. WAIVER OF JURY TRIAL. THE UNDERSIGNED WAIVES, AND, BY ACCEPTING THIS GUARANTY, THE BANK SHALL BE DEEMED TO WAIVE, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (B) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND THE UNDERSIGNED AGREES, AND, BY ACCEPTING THIS GUARANTY, THE BANK SHALL BE DEEMED TO AGREE, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     20. SUBMISSION TO JURISDICTION. The Bank may enforce any claim arising out of this guaranty in any state or federal court having subject matter jurisdiction and located in Chicago, Illinois. For the purpose of any action or proceeding instituted with respect to any such claim, the undersigned hereby irrevocably submits to the jurisdiction of such courts. Nothing herein contained shall preclude the Bank from bringing an action or proceeding in respect hereof in any other country, state or place having jurisdiction over such action. The undersigned irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court located in Chicago, Illinois and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum.

                            EXHIBIT E

                          Legal Opinion

           [Letterhead of counsel for each Guarantor]

                             [Date]

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675
Attention:  Mr Thomas Bernhardt
            Vice President

     RE: Guaranty, dated as of July 23, 1999, executed by [Citizens Finance Co./ULTEA, Inc.], a corporation formed under the laws of the State of [Iowa], in favor of The Northern Trust Company (the "Lender") relating to the Amended and Restated Credit Agreement, dated as of July 23, 1999, between the Lender and Heartland
Financial USA, Inc. and related agreements (including without limitation any loan, security or pledge agreement), documents and filings (such Guaranty and related agreements, documents and filings being referred to collectively as the "Guaranty Documents")

Dear Sir/Ms.:

     We have acted as counsel for the Guarantor in connection with the authorization, execution and delivery of the Guaranty
Documents.

     We have reviewed the corporate proceedings of the Guarantor in connection with the authorization, execution, and delivery of the Guaranty Documents. We have examined originals (or copies certified to our satisfaction) of such records of the Guarantor and its subsidiaries and such other instruments and certificates of public officials, officers and representatives of the Guarantor and any subsidiaries, and such other persons, as we have deemed appropriate as a basis for the opinions hereinafter expressed. We have relied on the accuracy of the facts set forth in such records, instruments and certificates. In particular, in respect of the opinion expressed in subparagraph (a) below concerning qualification to transact business, we have relied on officers of the Guarantor as to those matters of fact, including the jurisdictions in which the Guarantor and any subsidiaries conduct business activities or own or lease property, that we deemed relevant to such opinion.

     On the basis of the foregoing and of such investigations of law as we have deemed appropriate, it is our opinion as follows:

     (a) Each of the Guarantor and its subsidiaries is a corporation duly formed and validly existing under the laws of its state of formation as indicated in the Guaranty Documents, in good standing therein, and duly qualified (licensed) to transact business in all places where failure to do so might have a material adverse effect on the financial conditions, prospects or business of the Guarantor and its subsidiaries on a consolidated basis. The Guarantor has power to execute the Guaranty Documents and to incur and perform its obligations thereunder.

     (b) The making and performance by the Guarantor of the Guaranty Documents and the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Guarantor and, if applicable, its shareholders and will not violate any provision of law or of the Guarantor's articles of incorporation or bylaws or result in the breach of or constitute a default or require a consent under any indenture or other agreement or instrument, known to us after due inquiry of the Guarantor and its subsidiaries, to which the Guarantor or any subsidiary is a party or by which the Guarantor or its property, or any subsidiary or its property, may be bound or affected.

     (c) The Guaranty Documents have been duly executed and delivered by the Guarantor and (assuming their due authorization, execution and delivery by the Lender) constitute the legal, valid and binding obligations of the Guarantor enforceable in accordance with their terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally, and from the discretionary nature of equitable remedies).

     (d) We have no knowledge, after due inquiry of the Guarantor and its subsidiaries, of any suits or proceedings pending, or to the knowledge of the Guarantor or any subsidiary threatened, against or affecting the Guarantor or any subsidiary which, if adversely determined, would have a material adverse effect on the financial condition, prospects or business of the Guarantor and its subsidiaries on a consolidated basis.

     (e) There is no requirement for the Guarantor to obtain any authorization or approval by any public regulatory body of the transactions contemplated by the Guaranty Documents.

     (f) To the best of our knowledge, after examination of the stock records of the subsidiaries and due inquiry of the Guarantor and its subsidiaries, the Guarantor owns, directly or indirectly through subsidiaries, all the issued and outstanding shares of its subsidiaries, and all such shares are validly issued and fully paid and are free and clear of all liens, charges, encumbrances and rights of other whatsoever.

     We express no opinion as to the applicability to the Guaranty Documents, or as to the effect, of any laws of the State of Illinois which limit rates of interest which may be charged or collected by the Lender.

                                   Very truly yours,


                                   -----------------------
                                    [COUNSEL FOR GUARANTOR]